                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 10, 2001 (October 9,
                                                   2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-10410                62-1411755
   (State or other jurisdiction       (Commission             (I.R.S. Employer
         of incorporation)             File Number)          Identification No.)


         ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                          89119
(Address of Principal Executive Offices)                          (Zip Code)



                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 9, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)      Exhibits

                   99(1) Text of press release, dated October 9, 2001, of the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARRAH'S ENTERTAINMENT, INC.


Date:    October 10, 2001                 By:  /s/ Brad L. Kerby
                                               --------------------------------
                                               Name:   Brad L. Kerby
                                               Title:  Vice President, Corporate
                                                       Counsel, and Secretary